Movements in Equity	12 Months Ended
Jun. 30, 2022
Disclosure of share capital, reserves and other equity interest [Abstract]
Movements in Equity	Share Capital

Authorised share capital:	2022 £’000	2021 £’000
60,000,000 ordinary shares of £0.02 each	1,200	1,200

Allotted, called up and fully paid:	2022 No.	£’000	2021 No.	£’000
Class A ordinary shares	40,666,258	813	37,841,734	756
Class B ordinary shares	16,097,612	322	17,876,722	358
Ordinary shares of £0.02 each	56,763,870	1,135	55,718,456	1,114
The Company issued 1,045,414 new shares for the year ended 30 June 2022 (30 June 2021: 790,287) in relation to exercise of options.
Voting rights, dividends and return of capital
Our Class B ordinary shares have ten votes per share, and our Class A ordinary shares, which are the shares underlying the ADSs, and Class C ordinary shares, prior to their automatic conversion into Class A ordinary shares, each had one vote per share. Any dividend declared by the Company shall be paid on Class A ordinary shares, and the class B ordinary shares (and, prior to the automatic conversion of the Class C ordinary shares, the Class C ordinary shares) pari passu as if they were all shares of the same class.
In the event of the liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to members shall be distributed amongst all holders of Class A ordinary shares and Class B ordinary shares (and, prior to the automatic conversion of the Class C ordinary shares, any Class C ordinary shares) in proportion to the number of shares held irrespective of the amount paid or credited as paid on any share.
Restrictions
Class B ordinary shares
During the period of one hundred and eighty (180) days commencing on the IPO, no transfers of Class B ordinary shares were permitted other than to a person who is a permitted Class B ordinary transferee or pursuant to the IPO (which for the avoidance of doubt includes sales pursuant to any secondary offering or exercise of any over-allotment option in connection with the IPO).
No transfers of Class B ordinary shares shall be permitted (other than to a person who is a permitted Class B ordinary transferee):
(a) in excess of 25% of the Class B ordinary shareholders holding of Class B ordinary shares (determined as at the IPO) in the period commencing 180 days after the IPO and ending on the date falling 18 months after the IPO;
(b) in excess of 40% of the Class B ordinary shareholders holding of Class B ordinary shares (determined as at the IPO) in the period commencing 180 days after the IPO and ending on the date falling on the third anniversary of the IPO; and
(c) in excess of 60% of the Class B ordinary shareholders holding of Class B ordinary shares (determined as at the IPO) in the period commencing 180 days after the IPO and ending on the fifth anniversary of the IPO.
A Class B ordinary shareholder may, at any time after the fifth (5th) anniversary of the IPO, elect at any time to convert any of its Class B ordinary shares into Class A ordinary shares on a one-for-one basis by notice in writing to the Directors.
Movements in Equity
Share capital and share premium
New ordinary shares were issued for exercise of options which resulted in an increase in share capital of £0.02 million and share premium of £8.9 million. The increase in share premium is due to the 2018 Sharesave options vested in the reporting period and they were exercised at a price.
Other reserves
15,874 Class A shares are to be issued to the Sellers of BAC subject to a lock-up period, resulting in an increase of other reserves of £1.5 million. £6.6 million were recognised as exchange differences from translating foreign operations during the reporting period.